UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 28, 2015

HANCOCK HOLDING COMPANY

(Exact name of registrant as specified in its charter)

Mississippi	001-36872	64-0693170
(State or other jurisdiction of incorporation)	(Commission File Number)	( I.R.S. Employer Identification No.)

One Hancock Plaza 2510 14th Street Gulfport, Mississippi	39501
(Address of principal executive offices)	(Zip Code)

(228) 868-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On August 28, 2015, Hancock Holding Company issued a press release announcing that its board of directors has authorized a new common stock buyback program for up to 5%, or approximately 3.9 million shares, of its outstanding common stock. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibit

The exhibit to this current report on Form 8-K is listed in the Exhibit Index, which appears at the end of this report, and is incorporated by reference herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANCOCK HOLDING COMPANY

August 28, 2015	/s/ Michael M. Achary
Michael M. Achary
Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press release dated August 28, 2015 announcing board of directors authorization of common stock buyback program.